Exhibit 99.2

Merrill Lynch & Co., Inc.                                 Attachment I
----------------------------------------------------------------------
Preliminary Unaudited Earnings Summary

                                  For the Three Months   Percent Inc /
                                          Ended             (Dec)
                                 -------------------------------------
                                  March  December April  1Q06  1Q06
                                    31,     30,     1,    vs.    vs.
(in millions, except per share     2006    2005    2005  4Q05   1Q05
 amounts)                         ------  ------  ------ ----- ------

Net Revenues
  Asset management and portfolio
   service fees                  $1,679  $1,638  $1,435     3 %   17 %
  Commissions                     1,602   1,441   1,341    11     19
  Investment banking                965     981     813    (2)    19
  Principal transactions          1,993     715     945   179    111
  Revenues from consolidated
   investments                      104      85     127    22    (18)
  Other                             554     613     370   (10)    50
                                  ------  ------  ------
    Subtotal                      6,897   5,473   5,031    26     37

  Interest and dividend revenues  8,664   8,027   5,531     8     57
  Less interest expense           7,599   6,720   4,330    13     75
                                  ------  ------  ------
    Net interest profit           1,065   1,307   1,201   (19)   (11)
                                  ------  ------  ------

  Total Net Revenues              7,962   6,780   6,232    17     28
                                  ------  ------  ------

Non-Interest Expenses
  Compensation and benefits       5,750   2,927   3,096    96     86
  Communications and technology     453     412     396    10     14
  Brokerage, clearing, and
   exchange fees                    248     217     219    14     13
  Occupancy and related
   depreciation                     241     243     233    (1)     3
  Professional fees                 200     193     178     4     12
  Advertising and market
   development                      144     175     126   (18)    14
  Office supplies and postage        57      59      52    (3)    10
  Expenses of consolidated
   investments                       47      47      85     0    (45)
  Other                             229     476     178   (52)    29
                                  ------  ------  ------

  Total Non-Interest Expenses     7,369   4,749   4,563    55     61
                                  ------  ------  ------

Earnings Before Income Taxes        593   2,031   1,669   (71)   (64)

Income tax expense                  118     638     457   (82)   (74)
                                  ------  ------  ------

Net Earnings                     $  475  $1,393  $1,212   (66)   (61)
                                  ======  ======  ======

Preferred Stock Dividends        $   43  $   28  $    7    54    514
                                  ======  ======  ======

Net Earnings Applicable to
 Common Stockholders             $  432  $1,365  $1,205   (68)   (64)
                                  ======  ======  ======

Earnings Per Common Share
  Basic                          $ 0.49  $ 1.56  $ 1.33   (69)   (63)
  Diluted                        $ 0.44  $ 1.41  $ 1.21   (69)   (64)

Average Shares Used in Computing
 Earnings Per Common Share
  Basic                           883.7   876.2   907.8     1     (3)
  Diluted                         981.1   970.7   993.3     1     (1)

Annualized Return on Average
 Common Equity                      5.1%   16.9%   15.5%
----------------------------------------------------------------------

Merrill Lynch & Co., Inc.                                Attachment II
----------------------------------------------------------------------
Reconciliation of "Non-GAAP"  Measures

Merrill Lynch adopted Statement of Financial Accounting Standards
No. 123 (as revised in 2004) for stock-based employee compensation during the first quarter 2006. Additionally, as a result of a comprehensive review of the retirement provisions in its stock-based compensation plans, Merrill Lynch also modified the retirement eligibility requirements of existing stock awards in order to facilitate transition to more stringent retirement eligibility requirements for future stock awards. These modifications and the adoption of the new accounting standard required Merrill Lynch to accelerate the recognition of compensation expenses for affected stock awards, resulting in the "one-time compensation expenses." These changes represent timing differences and are not economic in substance. Management believes that while the results excluding the one-time expenses are considered "non-GAAP" measures, they depict the operating performance of the company more clearly and enable more appropriate period-to-period comparisons.
----------------------------------------------------------------------

Preliminary Unaudited Earnings Summary
--------------------------------------
                                        For the Three Months Ended
                                                March 31, 2006
                                   -----------------------------------
                                   Excluding the  First Quarter
                                     Impact of     Impact of
                                     One-time       One-time
(in millions, except per share      Compensation  Compensation  GAAP
 amounts)                             Expenses      Expenses    Basis
                                   -----------------------------------

Net Revenues                         $ 7,962       $     -    $ 7,962
                                      -------       -------    -------

Non-Interest Expenses
  Compensation and benefits            3,991         1,759      5,750
  Non-compensation expenses            1,619             -      1,619
                                      -------       -------    -------
  Total Non-Interest Expenses          5,610         1,759      7,369
                                      -------       -------    -------

Earnings Before Income Taxes           2,352        (1,759)       593

Income Tax Expense                       700          (582)       118
                                      -------       -------    -------

Net Earnings                         $ 1,652       $(1,177)   $   475
                                      =======       =======    =======

Preferred Stock Dividends            $    43       $     -    $    43
                                      =======       =======    =======

Net Earnings Applicable to Common
 Stockholders                        $ 1,609       $(1,177)   $   432
                                      =======       =======    =======

Earnings Per Common Share
  Basic                              $  1.83       $ (1.34)   $  0.49
  Diluted                            $  1.65       $ (1.21)   $  0.44

Average Shares Used in Computing
 Earnings Per Common Share
  Basic                                878.0           5.7      883.7
  Diluted                              975.4           5.7      981.1

----------------------------------------------------------------------

Financial Ratios                                Excluding the
----------------                                  Impact of
(in millions)                                      One-time
                                                 Compensation   GAAP
                                                  Expenses      Basis
                                              ------------------------

Compensation and benefits (a)                      $ 3,991    $ 5,750
Net Revenues (b)                                     7,962      7,962
Ratio of compensation and benefits
 to net revenues (a)/(b)                              50.1%      72.2%

----------------------------------------------------------------------

Income Tax Expense (a)                             $   700    $   118
Earnings Before Income Taxes (b)                     2,352        593
Effective Tax Rate (a)/(b)                            29.8%      19.9%

----------------------------------------------------------------------

Earnings Before Income Taxes (a)                   $ 2,352    $   593
Net Revenues (b)                                     7,962      7,962
Pre-tax Profit Margin (a)/(b)                         29.5%       7.4%

----------------------------------------------------------------------

Average Common Equity                              $33,800    $33,800
Average impact of one-time
 compensation expenses                                (145)         -
                                                    -------    -------
Average Common Equity (a)                           33,655     33,800

Annualized Net Earnings Applicable
 to Common Stockholders (b)                          6,436      1,728

Annualized Return on Average
 Common Equity (b)/(a)                                19.1%       5.1%

----------------------------------------------------------------------

Merrill Lynch & Co., Inc.                              Attachment  III
----------------------------------------------------------------------
Preliminary Segment Data (unaudited)

                               For the Three Months    Percent Inc /
                                      Ended                 (Dec)
                           -------------------------------------------
                            March   December  April    1Q06     1Q06
                              31,      30,      1,       vs.     vs.
(dollars in millions)         2006     2005     2005    4Q05    1Q05
                            -------  -------  -------  ------  ------
Global Markets & Investment
 Banking
  Global Markets
      Debt Markets         $ 2,091  $ 1,376  $ 1,662      52 %    26 %
      Equity Markets         1,573    1,196      971      32      62
                            -------  -------  -------
     Total Global Markets
      net revenues           3,664    2,572    2,633      42      39
  Investment Banking (1)
    Origination:
      Debt                     395      278      282      42      40
      Equity                   237      268      242     (12)     (2)
    Strategic Advisory
     Services                  257      350      160     (27)     61
                            -------  -------  -------
     Total Investment
      Banking net revenues     889      896      684      (1)     30
                            -------  -------  -------
     Total net revenues (a)  4,553    3,468    3,317      31      37
                            -------  -------  -------

     Pre-tax earnings          212    1,517    1,124     (86)    (81)
     Impact of one-time
      compensation expenses  1,369        -        -     N/M     N/M
                            -------  -------  -------
     Pre-tax earnings
      excluding one-time
      compensation expenses
      (b)                    1,581    1,517    1,124       4      41

     Pre-tax profit margin     4.7%    43.7%    33.9%
     Pre-tax profit margin
      excluding one-time
      compensation expenses
      (b)/(a)                 34.7%    43.7%    33.9%
----------------------------------------------------------------------

Global Private Client
    Fee-based revenues     $ 1,458  $ 1,432  $ 1,271       2      15
    Transactional and
     origination revenues      899      868      857       4       5
    Net interest profit and
     related hedges(2)         527      519      401       2      31
    Other revenues              55       83       74     (34)    (26)
                            -------  -------  -------
     Total net revenues (a)  2,939    2,902    2,603       1      13
                            -------  -------  -------

     Pre-tax earnings          365      620      510     (41)    (28)
     Impact of one-time
      compensation expenses    281        -        -     N/M     N/M
                            -------  -------  -------
     Pre-tax earnings
      excluding one-time
      compensation expenses
      (b)                      646      620      510       4      27

     Pre-tax profit margin    12.4%    21.4%    19.6%
     Pre-tax profit margin
      excluding one-time
      compensation expenses
      (b)/(a)                 22.0%    21.4%    19.6%
----------------------------------------------------------------------

Merrill Lynch Investment
 Managers
     Total net revenues (a)$   570  $   533  $   413       7      38

     Pre-tax earnings          113      176      127     (36)    (11)
     Impact of one-time
      compensation expenses    109        -        -     N/M     N/M
                            -------  -------  -------
     Pre-tax earnings
      excluding one-time
      compensation expenses
      (b)                      222      176      127      26      75

     Pre-tax profit margin    19.8%    33.0%    30.8%
     Pre-tax profit margin
      excluding one-time
      compensation expenses
      (b)/(a)                 38.9%    33.0%    30.8%
----------------------------------------------------------------------

Corporate
     Total net revenues    $  (100) $  (123) $  (101)     19       1

     Pre-tax earnings          (97)    (282)     (92)     66      (5)
----------------------------------------------------------------------

Total
     Total net revenues (a)$ 7,962  $ 6,780  $ 6,232      17      28

     Pre-tax earnings          593    2,031    1,669     (71)    (64)
     Impact of one-time
      compensation expenses  1,759        -        -     N/M     N/M
                            -------  -------  -------
     Pre-tax earnings
      excluding one-time
      compensation expenses
      (b)                    2,352    2,031    1,669      16      41

     Pre-tax profit margin     7.4%    30.0%    26.8%
     Pre-tax profit margin
      excluding one-time
      compensation expenses
      (b)/(a)                 29.5%    30.0%    26.8%
----------------------------------------------------------------------
 N/M= Not Meaningful

(1) A portion of Origination revenue is recorded in the Global Private Client segment.
(2) Includes interest component of non-qualifying derivatives which are included in Other Revenues in Attachment I.

Merrill Lynch & Co., Inc.                                Attachment IV
----------------------------------------------------------------------
Consolidated Quarterly Earnings (unaudited)              (in millions)

                                1Q05    2Q05    3Q05    4Q05    1Q06
                               ------- ------- ------- ------- -------
 Net Revenues
  Asset management and
   portfolio service fees
    Portfolio service fees       $650    $670    $689    $760    $747
    Asset management fees         481     472     527     556     619
    Account fees                  124     121     123     123     111
    Other fees                    180     168     188     199     202
                               ------- ------- ------- ------- -------
       Total                    1,435   1,431   1,527   1,638   1,679
  Commissions
    Listed and over-the-counter
     securities                   842     747     823     878     990
    Mutual funds                  364     353     383     401     490
    Other                         135     147     136     162     122
                               ------- ------- ------- ------- -------
    Total                       1,341   1,247   1,342   1,441   1,602
  Investment banking
    Underwriting                  652     706     720     632     720
    Strategic advisory            161     214     160     349     245
                               ------- ------- ------- ------- -------
    Total                         813     920     880     981     965
  Principal transactions          945   1,006     917     715   1,993
  Revenues from consolidated
   investments                    127      84     142      85     104
  Other                           370     664     548     613     554
                               ------- ------- ------- ------- -------
    Subtotal                    5,031   5,352   5,356   5,473   6,897
  Interest and dividend
   revenues                     5,531   5,974   7,039   8,027   8,664
  Less interest expense         4,330   5,007   5,717   6,720   7,599
                               ------- ------- ------- ------- -------
    Net interest profit         1,201     967   1,322   1,307   1,065
                               ------- ------- ------- ------- -------
  Total Net Revenues            6,232   6,319   6,678   6,780   7,962
                               ------- ------- ------- ------- -------

 Non-Interest Expenses
  Compensation and benefits     3,096   3,148   3,270   2,927   5,750
  Communications and technology   396     395     405     412     453
  Brokerage, clearing, and
   exchange fees                  219     216     190     217     248
  Occupancy and related
   depreciation                   233     227     235     243     241
  Professional fees               178     183     173     193     200
  Advertising and market
   development                    126     160     138     175     144
  Office supplies and postage      52      51      48      59      57
  Expenses of consolidated
   investments                     85      35      91      47      47
  Other                           178     309     192     476     229

                               ------- ------- ------- ------- -------
  Total Non-Interest Expenses   4,563   4,724   4,742   4,749   7,369
                               ------- ------- ------- ------- -------

 Earnings Before Income Taxes   1,669   1,595   1,936   2,031     593
 Income tax expense               457     460     560     638     118
                               ------- ------- ------- ------- -------

 Net Earnings                  $1,212  $1,135  $1,376  $1,393    $475
----------------------------------------------------------------------
Per Common Share Data
                                1Q05    2Q05    3Q05    4Q05    1Q06
                               ------- ------- ------- ------- -------
   Earnings - Basic             $1.33   $1.25   $1.54   $1.56   $0.49
   Earnings - Diluted            1.21    1.14    1.40    1.41    0.44
   Dividends paid                0.16    0.20    0.20    0.20    0.25
   Book value                   32.91   33.63   34.66   35.82   37.18
                                                                  Est.
----------------------------------------------------------------------

Merrill Lynch & Co., Inc.                                 Attachment V
----------------------------------------------------------------------
Percentage of Quarterly Net Revenues (unaudited)

                                1Q05    2Q05    3Q05    4Q05    1Q06
                               ------- ------- ------- ------- -------
 Net Revenues
  Asset management and
   portfolio service fees
    Portfolio service fees       10.4%   10.6%   10.3%   11.2%    9.4%
    Asset management fees         7.7%    7.5%    7.9%    8.2%    7.8%
    Account fees                  2.0%    1.9%    1.8%    1.8%    1.4%
    Other fees                    2.9%    2.6%    2.9%    3.0%    2.5%
                               ------- ------- ------- ------- -------
    Total                        23.0%   22.6%   22.9%   24.2%   21.1%
  Commissions
    Listed and over-the-counter
     securities                  13.5%   11.8%   12.3%   12.9%   12.4%
    Mutual funds                  5.8%    5.6%    5.7%    5.9%    6.2%
    Other                         2.2%    2.3%    2.1%    2.5%    1.5%
                               ------- ------- ------- ------- -------
    Total                        21.5%   19.7%   20.1%   21.3%   20.1%
  Investment banking
    Underwriting                 10.5%   11.2%   10.8%    9.3%    9.0%
    Strategic advisory            2.6%    3.4%    2.4%    5.1%    3.1%
                               ------- ------- ------- ------- -------
    Total                        13.1%   14.6%   13.2%   14.4%   12.1%
  Principal transactions         15.2%   15.9%   13.7%   10.5%   25.0%
  Revenues from consolidated
   investments                    2.0%    1.3%    2.1%    1.3%    1.3%
  Other                           5.9%   10.6%    8.2%    9.0%    7.0%
                               ------- ------- ------- ------- -------
    Subtotal                     80.7%   84.7%   80.2%   80.7%   86.6%
  Interest and dividend
   revenues                      88.8%   94.5%  105.4%  118.4%  108.8%
  Less interest expense          69.5%   79.2%   85.6%   99.1%   95.4%
                               ------- ------- ------- ------- -------
    Net interest profit          19.3%   15.3%   19.8%   19.3%   13.4%
                               ------- ------- ------- ------- -------
  Total Net Revenues            100.0%  100.0%  100.0%  100.0%  100.0%
                               ------- ------- ------- ------- -------

 Non-Interest Expenses
   Compensation and benefits     49.7%   49.8%   49.0%   43.2%   72.2%
   Communications and
    technology                    6.4%    6.3%    6.1%    6.1%    5.7%
   Brokerage, clearing, and
    exchange fees                 3.5%    3.4%    2.8%    3.2%    3.1%
   Occupancy and related
    depreciation                  3.7%    3.6%    3.5%    3.6%    3.0%
   Professional fees              2.9%    2.9%    2.6%    2.8%    2.5%
   Advertising and market
    development                   2.0%    2.5%    2.1%    2.6%    1.8%
   Office supplies and postage    0.8%    0.8%    0.7%    0.9%    0.7%
   Expenses of consolidated
    investments                   1.4%    0.6%    1.4%    0.7%    0.6%
   Other                          2.8%    4.9%    2.8%    6.9%    3.0%
                               ------- ------- ------- ------- -------
   Total Non-Interest Expenses   73.2%   74.8%   71.0%   70.0%   92.6%
                               ------- ------- ------- ------- -------

 Earnings Before Income Taxes    26.8%   25.2%   29.0%   30.0%    7.4%

 Income tax expense               7.4%    7.2%    8.4%    9.5%    1.4%
                               ------- ------- ------- ------- -------

 Net Earnings                    19.4%   18.0%   20.6%   20.5%    6.0%
----------------------------------------------------------------------

Common shares outstanding (in
 millions):
                                1Q05    2Q05    3Q05    4Q05    1Q06
                               ------- ------- ------- ------- -------
      Weighted-average - basic  907.8   897.5   881.4   876.2   883.7
      Weighted-average -
       diluted                  993.3   978.5   968.5   970.7   981.1
      Period-end                948.7   930.9   921.7   919.2   933.4
----------------------------------------------------------------------

Merrill Lynch & Co., Inc.                                Attachment VI
----------------------------------------------------------------------
Supplemental Data (unaudited)                    (dollars in billions)

                                1Q05    2Q05    3Q05    4Q05    1Q06
                               ------- ------- ------- ------- -------
 Client Assets
 Private Client
    U.S.                       $1,223  $1,234  $1,271  $1,341  $1,381
    Non - U.S.                    116     115     113     117     121
                               ------- ------- ------- ------- -------
 Total Private Client Assets    1,339   1,349   1,384   1,458   1,502
 MLIM direct sales (1)            233     236     272     291     316
                               ------- ------- ------- ------- -------
 Total Client Assets           $1,572  $1,585  $1,656  $1,749  $1,818
                               ======= ======= ======= ======= =======

 Assets Under Management (2)     $479    $478    $524    $544    $581

      Retail                      218     218     231     245     272
      Institutional               217     215     246     250     259
      Retail Separate Accounts     44      45      47      49      50

      U.S.                        312     311     322     333     347
      Non-U.S.                    167     167     202     211     234

      Equity                      245     249     285     299     330
      Retail Money Market          49      46      45      45      48
      Institutional Liquidity
       Funds                       70      68      74      77      78
      Fixed Income                115     115     120     123     125
----------------------------------------------------------------------
 Net New Money
      All Private Client
       Accounts (3)               $17      $9     $15     $22     $17
      Annuitized-Revenue
       Products (3)(4)            $13      $8     $11     $13     $12
      Assets Under Management    $(16)    $(2)    $12     $11     $15
----------------------------------------------------------------------
 Balance Sheet Information
  (estimated)
      Commercial Paper and
       Other Short-term
       Borrowings                $2.7    $6.8    $4.1    $3.9    $9.4
      Deposits                   79.9    79.5    77.8    80.0    81.1
      Long-term Borrowings      115.7   117.5   129.6   132.4   136.2
      Long-term debt issued to
       TOPrS(SM) Partnerships     3.1     3.1     3.1     3.1     3.1

 Stockholders' Equity
  (estimated):
      Preferred Stockholders'
       Equity                     1.6     1.7     1.7     2.7     3.1
      Common Stockholders'
       Equity                    31.3    31.3    31.9    32.9    34.7
                               ------- ------- ------- ------- -------
 Total Stockholders' Equity      32.9    33.0    33.6    35.6    37.8
----------------------------------------------------------------------
 Full-Time Employees (5)       50,900  51,800  53,100  54,600  55,500

 Private Client Financial
  Advisors                     14,180  14,420  14,690  15,160  15,350
----------------------------------------------------------------------
    Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1) Reflects funds managed by MLIM not sold through Private Client channels.
(2) Includes $5 billion of accounts managed by GPC.
(3) GPC net new money excludes flows associated with the Institutional Advisory Division which serves certain small- and middle-market companies, as well as net outflows in the recently acquired Amvescap retirement business and the Advest acquisition prior to its systems conversion in early March.
(4) Includes both new client assets into annuitized-revenue products as well as existing client assets transferred into annuitized-revenue products.
(5) Excludes 100 full-time employees on salary continuation severance at the end of 1Q05, 2Q05, 3Q05, and 200 at the end of 4Q05 and 1Q06.

For more information, please contact:

Investor Relations             Phone: 866-607-1234
Merrill Lynch & Co., Inc.      Fax: 212-449-7461
                               investor_relations@ml.com
                               www.ir.ml.com





    CONTACT: Merrill Lynch & Co., Inc.
             Media Relations:
             Jessica Oppenheim, 212-449-2107
             jessica_oppenheim@ml.com
             or
             Investor Relations:
             Jonathan Blum, 866-607-1234
             investor_relations@ml.com